EXHIBIT 10.6

After recording please return to:
Troutman Sanders LLP
Post Office Box 1122
Richmond, Virginia 23218-1122
Attention: Erin O’Neil Ashby, Esq.

ASSUMPTION AND RELEASE AGREEMENT

STATE OF GEORGIA

COUNTY OF DEKALB

This ASSUMPTION AND RELEASE AGREEMENT (“Agreement”) is dated as of June 11, 2018 by and among BRE JEFFERSON ST. ANDREWS OWNER LLC, a Delaware limited liability company (“Transferor”), SIR JEFFERSON, LLC, a Delaware limited liability company (“Transferee”), BRE IMAGINATION HOLDCO LLC, a Delaware limited liability company (“Original Guarantor”), STEADFAST INCOME REIT, INC., a Maryland corporation (“New Guarantor”) and Fannie Mae, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).
RECITALS:
A.    Pursuant to that certain Multifamily Loan and Security Agreement dated as of October 31, 2017, executed by and between Transferor and JONES LANG LASALLE MULTIFAMILY, LLC, a Delaware limited liability company (“Original Lender”) (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), Original Lender made a loan to Transferor in the original principal amount of Sixty-Five Million and 00/100 Dollars ($65,000,000.00) (the “Mortgage Loan”), as evidenced by, among other things, that certain Multifamily Note dated as of October 31, 2017, executed by Transferor and made payable to Original Lender in the amount of the Mortgage Loan (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), which Note has been assigned to Fannie Mae. The current servicer of the Mortgage Loan is Original Lender (“Loan Servicer”).
B.    In addition to the Loan Agreement, the Mortgage Loan and the Note are secured by, among other things, (i) a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt dated as of October 31, 2017 and recorded on November 1, 2017 with the Clerk of Superior Court DeKalb County, Georgia in Deed Book 26574, Page 296 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Security Instrument”) encumbering the land as more particularly described in Exhibit A attached hereto (the “Mortgaged Property”); and (ii) an Environmental Indemnity Agreement by Transferor for the benefit of Original Lender dated as of the date of the Loan Agreement (the “Environmental Indemnity”).

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C.    The Security Instrument has been assigned to Fannie Mae pursuant to that certain Assignment of Multifamily Mortgage, Deed of Trust or Deed to Secure Debt dated as of October 31, 2017 and recorded November 1, 2017 with the Clerk of Superior Court DeKalb County, Georgia in Deed Book 26574, Page 326.
D.    The Loan Agreement, the Note, the Security Instrument, the Environmental Indemnity and any other documents executed in connection with the Mortgage Loan, including but not limited to those listed on Exhibit B to this Agreement, are referred to collectively as the “Loan Documents.” Transferor is liable for the payment and performance of all of Transferor’s obligations under the Loan Documents.
E.    Original Guarantor is liable under the Guaranty of Non-Recourse Obligations dated as of October 31, 2017 (the “Guaranty”).
F.    Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae.
G.    Fannie Mae has been asked to consent to (i) the transfer of the Mortgaged Property to Transferee and the assumption by Transferee of the obligations of Transferor under the Loan Documents (the “Transfer”) and (ii) the release of Original Guarantor from its obligations under the Guaranty and accept the assumption by New Guarantor of Original Guarantor’s obligations under the Guaranty (the “Guarantor Assumption”).
H.    Fannie Mae has agreed to consent to the Transfer and Guarantor Assumption subject to the terms and conditions stated below.
AGREEMENTS:
NOW, THEREFORE, in consideration of the mutual covenants in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Recitals.
The recitals set forth above are incorporated herein by reference.
2.Defined Terms.
Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. The following terms, when used in this Agreement, shall have the following meanings:
“Amended Loan Agreement” means either (a) the Amendment to Multifamily Loan and Security Agreement executed by Transferee and Fannie Mae dated as of even date herewith, together with the Loan Agreement, or (b) the Amended and Restated Multifamily Loan and Security Agreement executed by Transferee and Fannie Mae dated as of even date herewith.
“Claims” means any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Transferor, Original Guarantor, or any of their respective partners, members, officers, agents or employees, may now or hereafter have against the Indemnitees, if any and irrespective of whether any such claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess

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of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Mortgage Loan, but in each case only to the extent permitted by applicable law.
“Indemnitees” means, collectively, Original Lender, Fannie Mae, Loan Servicer and their respective successors, assigns, agents, directors, officers, employees and attorneys, and each current or substitute trustee under the Security Instrument.
“Transfer Fee” means $650,000.00.
3.Assumption of Transferor’s Obligations.
Transferor hereby assigns and Transferee hereby assumes all of the payment and performance obligations of Transferor set forth in the Note, the Security Instrument, the Loan Agreement, and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified from time to time, including payment of all sums due under the Loan Documents. Transferee further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been made, executed and delivered by Transferee.
4.Assumption by New Guarantor; Release of Transferor and Original Guarantor.
New Guarantor hereby assumes all liability of Original Guarantor under the provisions of the Guaranty.
In reliance on Transferor’s, Original Guarantor’s and Transferee’s and New Guarantor’s representations and warranties in this Agreement, Fannie Mae releases Transferor and Original Guarantor from all of their respective obligations under the Loan Documents and the Guaranty provided, however, that Transferor is not released from any liability pursuant to this Agreement or the Environmental Indemnity, and Original Guarantor is not released from any liability pursuant to this Agreement or the Guaranty with respect to guaranteed obligations of Transferor under the Environmental Indemnity, in each case which liability arises and accrues prior to the date hereof, regardless of when such liability is discovered.  If any material element of the representations and warranties made by Transferor and Original Guarantor contained herein is false as of the date of this Agreement, then the release set forth in this Section 4 will be deemed modified as of the date of this Agreement and Transferor and Original Guarantor will remain obligated under the Loan Documents with respect to liability for such material element as though there had been no such release with respect thereto.
5.Transferor’s and Original Guarantor’s Representations and Warranties.
Transferor and Original Guarantor represents and warrants to Fannie Mae as of the date of this Agreement that:

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(a)    the Note has an unpaid principal balance of $65,000,000.00 and prior to default currently bears interest at the Adjustable Rate;
(b)    the Loan Documents require that monthly payments of interest only in the amount of the Monthly Debt Service Payment be made on or before the first (1st) day of each month, continuing to and including the Maturity Date, when all sums due under the Loan Documents will be immediately due and payable in full;
(c)    there are no defenses, offsets or counterclaims to the Note, the Security Instrument, the Loan Agreement, the Guaranty or the other Loan Documents;
(d)    there are no defaults by Transferor under the provisions of the Note, the Security Instrument, the Loan Agreement, the Guaranty or the other Loan Documents;
(e)    all provisions of the Note, the Security Instrument, the Loan Agreement, the Guaranty and other Loan Documents are in full force and effect; and
(f)    there are no subordinate liens covering or relating to the Mortgaged Property, nor are there any mechanics’ liens or liens for unpaid taxes or assessments encumbering the Mortgaged Property, nor has notice of a lien or notice of intent to file a lien been received except for mechanics’ or materialmen’s liens which attach automatically under the laws of the Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Transferor is not delinquent in the payment for any such services or materials;
6.Transferee’s and New Guarantor’s Representations and Warranties.
Transferee and New Guarantor represent and warrant to Fannie Mae as of the date of this Agreement that neither Transferee nor any New Guarantor has any knowledge that any of the representations made by Transferor and Original Guarantor in Section 5 above are not true and correct.
7.Consent to Transfer.
(a)    Fannie Mae hereby consents to the Transfer and to the assumption by Transferee of all of the obligations of Transferor under the Loan Documents, subject to the terms and conditions set forth in this Agreement. Fannie Mae’s consent to the transfer of the Mortgaged Property to Transferee is not intended to be and shall not be construed as a consent to any subsequent transfer which requires Lender’s consent pursuant to the terms of the Loan Agreement.
(b)    Transferor, Transferee, New Guarantor and Original Guarantor understand and intend that Fannie Mae will rely on the representations and warranties contained herein.
8.Consent to Guarantor Assumption.
Fannie Mae hereby consents to the Guarantor Assumption, subject to the terms and conditions set forth in this Agreement. Fannie Mae’s consent to the Guarantor Assumption is not intended to be and shall not be construed as a consent to any subsequent transfer which requires Lender’s consent pursuant to the terms of the Loan Agreement.

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9.Amendment and Modification of Loan Documents.
As additional consideration for Fannie Mae’s consent to the Transfer and Guarantor Assumption as provided herein, Transferee, New Guarantor and Fannie Mae hereby agree to a modification and amendment of the Loan Documents as set forth in this Agreement and in the Amended Loan Agreement.
(a)    Amendment and Modification of Security Instrument.  The Security Instrument is modified as shown on Exhibit C attached to this Agreement.
(b)    Amendment and Modification of Guaranty.  The Guaranty is modified as shown on Exhibit D attached to this Agreement.
10.Consent to Key Principal Change.
The parties hereby agree that the party identified as the Key Principal in the Loan Agreement is hereby changed to STEADFAST INCOME REIT, INC., a Maryland corporation.
11.    Limitation of Amendment.
Except as expressly stated herein, all terms and conditions of the Loan Documents, including the Loan Agreement, Note, Security Instrument and Guaranty, shall remain unchanged and in full force and effect.
12.    Further Assurances.
Transferee and New Guarantor agrees at any time and from time to time upon request by Fannie Mae to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the opinion of Fannie Mae, may be necessary in order to assure to Fannie Mae the full benefits of the amendments contained in this Agreement.
13.    Modification.
This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement.  Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument. Except as expressly modified by this Agreement, the Loan Documents shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens set forth in the Security Instrument or the other Loan Documents, which are incorporated herein by reference. Transferee and New Guarantor hereby ratify the agreements made by Transferor and Original Guarantor to Fannie Mae in connection with the Mortgage Loan and agree(s) that, except to the extent modified hereby, all of such agreements remain in full force and effect.

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14.    Priority; No Impairment of Lien.
Nothing set forth herein shall affect the priority, validity or extent of the lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents.
15.    Costs.
Transferee and Transferor agree to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and the Loan Servicer in connection with Fannie Mae’s consent to and approval of the Transfer, Guarantor Assumption, and the Transfer Fee in consideration of the consent to that transfer.
16.    Financial Information.
Transferee and New Guarantor represents and warrants to Fannie Mae that all financial information and information regarding the management capability of Transferee and New Guarantor provided to the Loan Servicer or Fannie Mae was true and correct as of the date provided to the Loan Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.
17.    Indemnification.
(a)    Transferee and Transferor and Original Guarantor and New Guarantor each unconditionally and irrevocably releases and forever discharges the Indemnitees from all Claims, agrees to indemnify the Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the transfer of the Mortgaged Property. Notwithstanding the foregoing, Transferor and Original Guarantor shall not be responsible for any Claims arising from the action or inaction of Transferee and New Guarantor, and Transferee and New Guarantor shall not be responsible for any Claims arising from the action or inaction of Transferor or Original Guarantor.
(b)    This release is accepted by Fannie Mae and Loan Servicer pursuant to this Agreement and shall not be construed as an admission of liability on the part of any party.
(c)    Each of Transferor and Transferee and Original Guarantor and New Guarantor hereby represents and warrants that it has not assigned, pledged or contracted to assign or pledge any Claim to any other person.
18.    Non-Recourse.
Solely respecting the (i) Transferee and the New Guarantor, and (ii) Transferor and the Original Guarantor in connection with any liability under Section 4 of this Agreement, Article 3 (Personal Liability) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Agreement.
19.    Governing Law; Consent to Jurisdiction and Venue.
Section 15.01 (Governing Law; Consent to Jurisdiction and Venue) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Agreement.

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20.    Notice.
(a)    Process of Serving Notice.
All notices under this Agreement shall be:
(1)in writing and shall be:
(A)    delivered, in person;
(B)    mailed, postage prepaid, either by registered or certified delivery, return receipt requested;
(C)    sent by overnight courier; or
(D)    sent by electronic mail with originals to follow by overnight courier;
(2)addressed to the intended recipient at its respective address set forth at the end of this Agreement; and
(3)deemed given on the earlier to occur of:
(A)    the date when the notice is received by the addressee; or
(B)    if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or any express courier service.
(b)    Change of Address.
Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties to this Agreement in accordance with this Section 20.
(c)    Default Method of Notice.
Any required notice under this Agreement which does not specify how notices are to be given shall be given in accordance with this Section 20.
(d)    Receipt of Notices.
No party to this Agreement shall refuse or reject delivery of any notice given in accordance with this Agreement. Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party.
21.    Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall constitute one and the same instrument.

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22.    Severability; Entire Agreement; Amendments.
The invalidity or unenforceability of any provision of this Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect. This Agreement contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Agreement. This Agreement may not be amended or modified except by written agreement signed by the parties hereto.
23.    Construction.
(a)    The captions and headings of the sections of this Agreement are for convenience only and shall be disregarded in construing this Agreement.
(b)    Any reference in this Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Agreement or to a Section or Article of this Agreement. All exhibits and schedules attached to or referred to in this Agreement, if any, are incorporated by reference into this Agreement.
(c)    Any reference in this Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.
(d)    Use of the singular in this Agreement includes the plural and use of the plural includes the singular.
(e)    As used in this Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation.
(f)    Whenever a party’s knowledge is implicated in this Agreement or the phrase “to the knowledge” of a party or a similar phrase is used in this Agreement, such party’s knowledge or such phrase(s) shall be interpreted to mean to the best of such party’s knowledge after reasonable and diligent inquiry and investigation.
(g)    Unless otherwise provided in this Agreement, if Lender’s approval is required for any matter hereunder, such approval may be granted or withheld in Lender’s sole and absolute discretion.
(h)    Unless otherwise provided in this Agreement, if Lender’s designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.
(i)    All references in this Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.
“Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

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24.    WAIVER OF TRIAL BY JURY.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES, THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties have signed and delivered this Agreement under seal (where applicable) or have caused this Agreement to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, the parties intend that this Agreement shall be deemed to be signed and delivered as a sealed instrument.
TRANSFEROR:

BRE JEFFERSON ST. ANDREWS OWNER LLC, a Delaware limited liability company

By:_/s/ Tyler Henritze_________________(SEAL)
Name: Tyler Henritze
Title: Senior Managing Director and Vice President

Notice Address: c/o LivCor, LLC
233 S Wacker Drive, Suite 4200
Chicago, Illinois 60606
Email Address: huber@livcor.com
avranek@revantage.com

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Fannie Mae	08-13	© 2013 Fannie Mae

ORIGINAL GUARANTOR:

BRE IMAGINATION HOLDCO LLC, a Delaware limited liability company

By:_/s/ Tyler Henritze_________________(SEAL)
Name: Tyler Henritze
Title: Senior Managing Director and Vice President

Notice Address: c/o LivCor, LLC
233 S Wacker Drive, Suite 4200
Chicago, Illinois 60606
Email Address: huber@livcor.com
avranek@revantage.com

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Fannie Mae	08-13	© 2013 Fannie Mae

TRANSFEREE:

SIR JEFFERSON, LLC, a Delaware limited liability company

By:	Steadfast Income Advisor, LLC, a Delaware limited liability company, its Manager

By: _/s/ Kevin J. Keating__________(SEAL)
Name: Kevin J. Keating
Title: Chief Accounting Officer

The name, chief executive office and organizational identification number of Borrower (as Debtor under any applicable Uniform Commercial Code) are:
Debtor Name/Record Owner: Sir Jefferson, LLC
Debtor Chief Executive Office Address:
c/o Steadfast Companies
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
Debtor Organizational ID Number: 6886797

Notice Address: c/o Steadfast Companies
18100 Von Karman Avenue
Suite 500
Irvine, California 92612

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Fannie Mae	08-13	© 2013 Fannie Mae

NEW GUARANTOR:

STEADFAST INCOME REIT, INC., a Maryland corporation

By:_/s/ Kevin J. Keating_______________(SEAL)
Name: Kevin J. Keating
Title: Treasurer

Notice Address: c/o Steadfast Companies
18100 Von Karman Avenue
Suite 500
Irvine, California 92612
Email Address: anamarie.delrio@steadfastco.com

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Fannie Mae	08-13	© 2013 Fannie Mae

FANNIE MAE

By: Jones Lang Lasalle Multifamily, LLC, a Delaware limited liability company, its Servicer

By: _/s/ Kevin Sullivan_________________
Kevin Sullivan
Executive Vice President

Notice Address: c/o Jones Lang LaSalle
Multifamily, LLC
2177 Youngman Avenue
St. Paul, Minnesota 55116
Attention: Loan Servicing

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Fannie Mae	08-13	© 2013 Fannie Mae

EXHIBIT A to
ASSUMPTION AND RELEASE AGREEMENT
Description of the Land

(Jefferson at Perimeter)
ALL THAT TRACT OR PARCEL OF LAND LYING IN AND BEING A PART OF LAND LOT 363 OF THE 18TH DISTRICT, DEKALB COUNTY, GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY OF VALLEY VIEW ROAD (60 FOOT RIGHT-OF-WAY) AND THE EASTERLY RIGHT-OF-WAY OF ASHFORD-DUNWOODY ROAD (RIGHT-OF-WAY VARIES) PROCEED NORTHERLY ALONG SAID ASHFORD-DUNWOODY ROAD RIGHT-OF-WAY 124.94 FEET TO A POINT AND THE TRUE POINT OF BEGINNING.
THENCE PROCEED ALONG SAID RIGHT-OF-WAY NORTH 01 DEGREE 38 MINUTES 09 SECONDS WEST 616.66 FEET TO A POINT; THENCE PROCEED ALONG A CURVE TO THE RIGHT NORTH 41 DEGREES 35 MINUTES 01 SECOND EAST WITH AN ARC LENGTH OF 96.59 FEET AND A RADIUS OF 59 FEET TO A POINT; THENCE PROCEED NORTH 84 DEGREES 48 MINUTES 12 SECONDS EAST A DISTANCE OF 309.31 FEET TO A POINT; THENCE PROCEED ALONG A CURVE TO THE LEFT NORTH 44 DEGREES 58 MINUTES 59 SECONDS EAST WITH AN ARC LENGTH OF 485.88 FEET AND A RADIUS OF 360.30 FEET TO A POINT; THENCE PROCEED NORTH 05 DEGREES 44 MINUTES 20 SECONDS EAST A DISTANCE OF 353.16 FEET TO A POINT; THENCE PROCEED ALONG A CURVE TO THE RIGHT NORTH 38 DEGREES 12 MINUTES 51 SECONDS EAST WITH AN ARC LENGTH OF 328.64 FEET AND A RADIUS OF 287.70 FEET TO A POINT; THENCE PROCEED NORTH 70 DEGREES 19 MINUTES 47 SECONDS EAST 233.32 FEET TO A POINT; THENCE PROCEED ALONG A CURVE TO THE LEFT NORTH 68 DEGREES 52 MINUTES 34 SECONDS EAST WITH AN ARC LENGTH OF 72.96 FEET AND A RADIUS OF 356.71 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY PROCEED SOUTH 23 DEGREES 47 MINUTES 37 SECONDS EAST A DISTANCE OF 75.25 FEET TO A POINT; THENCE PROCEED SOUTH 63 DEGREES 40 MINUTES 14 SECONDS WEST 246.87 FEET TO A POINT; THENCE PROCEED SOUTH 02 DEGREES 02 MINUTES 36 SECONDS EAST 369.16 FEET TO A POINT; THENCE PROCEED SOUTH 47 DEGREES 51 MINUTES 55 SECONDS EAST 465.94 FEET TO A POINT; THENCE PROCEED NORTH 89 DEGREES 11 MINUTES 41 SECONDS WEST 250.00 FEET TO A POINT; THENCE PROCEED SOUTH 06 DEGREES 08 MINUTES 50 SECONDS WEST 261.70 FEET TO A POINT; THENCE PROCEED NORTH 87 DEGREES 43 MINUTES 14 SECONDS WEST 100.00 FEET TO A POINT; THENCE PROCEED SOUTH 27 DEGREES 07 MINUTES 21 SECONDS EAST 93.58 FEET TO A POINT: THENCE PROCEED SOUTH 51 DEGREES 40 MINUTES 51 SECONDS WEST 91.67 FEET TO A POINT; THENCE PROCEED SOUTH 24 DEGREES 02 MINUTES 19 SECONDS EAST 28.50 FEET TO A POINT; THENCE PROCEED SOUTH 11 DEGREES 34 MINUTES 21 SECONDS WEST 142.13 FEET TO A POINT; THENCE PROCEED SOUTH 23 DEGREES 19 MINUTES 16 SECONDS WEST 57.64 FEET TO A POINT; THENCE PROCEED SOUTH 87 DEGREES 55 MINUTES 58 SECONDS EAST 47.00 FEET TO A POINT; THENCE PROCEED SOUTH 03 DEGREES 51 MINUTES 24 SECONDS EAST 253 .68 FEET TO A POINT ALONG THE NORTHERN BOUNDARY OF THE VALLEY VIEW SUBDIVISION AS MORE PARTICULARLY DESCRIBED IN PLAT BOOK 23, PAGE 9, DEKALB COUNTY, GEORGIA RECORDS; THENCE PROCEED ALONG SAID BOUNDARY NORTH 89 DEGREES 14 MINUTES 06 SECONDS WEST 300.84 FEET TO A POINT; THENCE PROCEED SOUTH 89 DEGREES 18 MINUTES 03 SECONDS WEST 129.97 FEET TO A POINT; THENCE PROCEED SOUTH 89 DEGREES 21 MINUTES 21 SECONDS WEST 260.08 FEET TO A POINT; THENCE PROCEED SOUTH 89 DEGREES 17 MINUTES 46 SECONDS WEST 130.05 FEET TO A POINT; THENCE PROCEED NORTH 89 DEGREES 56 MINUTES 55 SECONDS WEST A DISTANCE OF 145.07 FEET TO A POINT ON SAID RIGHT-OF-WAY OF ASHFORD-DUNWOODY ROAD AND THE TRUE POINT OF BEGINNING; CONTAINING 24.74 ACRES AS MORE PARTICULARLY DESCRIBED ON THAT CERTAIN PLAT OF SURVEY FOR NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, MAGNOLIA COMMONS JOINT VENTURE AND CHICAGO TITLE INSURANCE COMPANY, PREPARED BY BLUE RIDGE ENGINEERING, INC., DATED SEPTEMBER 17, 1994, LAST REVISED MARCH 21, 1995, BEARING THE SEAL AND CERTIFICATION OF H. TATE JONES, GEORGIA PROFESSIONAL LAND SURVEYOR NO. 2339.

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EXHIBIT B to
ASSUMPTION AND RELEASE AGREEMENT

1.	Multifamily Loan and Security Agreement (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of October 31, 2017 by and between Transferor and Original Lender.

2.	Multifamily Note dated as of October 31, 2017, by Transferor for the benefit of Original Lender, (including any amendments, riders, exhibits, addenda or supplements, if any).

3.
Multifamily Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of October 31, 2017, by Transferor for the benefit of Original Lender.

4.	Guaranty of Non-Recourse Obligations (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of October 31, 2017, by Original Guarantor.

5.	Environmental Indemnity Agreement (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of October 31, 2017, by Transferor for the benefit of Original Lender.

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EXHIBIT C TO
ASSUMPTION AND RELEASE AGREEMENT

MODIFICATION OF SECURITY INSTRUMENT

1.    Subparagraph (m) of the defined term “Mortgaged Property” is hereby deleted in its entirety and replaced with the following:

(m)    names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

2.    Section 3(b) is hereby deleted in its entirety and replaced with the following:

(b)    Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

Assumption and Release Agreement	Form 6625	Page C-1
Fannie Mae	08-13	© 2013 Fannie Mae

EXHIBIT D TO
ASSUMPTION AND RELEASE AGREEMENT

MODIFICATION OF GUARANTY OF NON RECOURSE OBLIGATIONS

1.    Section 9(d) is hereby deleted in its entirety and replaced with the following:

(d)	the maturity of the Indebtedness may be accelerated as provided in the Loan Documents;

2.    Section 9(k) is hereby deleted in its entirety and replaced with the following:

(k)    any other terms of the Loan Documents may be modified as required by Lender.

Assumption and Release Agreement	Form 6625	Page D-1
Fannie Mae	08-13	© 2013 Fannie Mae